UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2016

Metropolitan Life Insurance Company

(Exact Name of Registrant as Specified in Its Charter)

New York	000-55029	13-5581829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2016, the Superintendent of Financial Services of the State of New York (the “Superintendent”) approved amendments to the Charter (as amended, the “Charter”) and By-Laws (as so amended, the “By-Laws”) of Metropolitan Life Insurance Company (the “Company”) previously approved by the Company’s Board of Directors (the “Board”), rendering them effective. The Company is a wholly-owned subsidiary of MetLife, Inc.

The Charter and By-Laws now provide for the date of each annual meeting of shareholders to be held within thirty days before or after the second Tuesday of June, rather than on the fourth Tuesday of April or within sixty days thereafter. They now provide for a minimum of seven directors, at least one of whom must be a resident of the State of New York; they previously provided for at least thirteen directors, at least three whom had to be New York residents. They also now authorize the Company’s shareholders to elect officers of the Company (except for any Chief Executive Officer, Chairman, President, Chief Financial Officer, Secretary, Treasurer, Controller, General Counsel, officer of the rank of Executive Vice President or higher, or any officer who is deemed to be a principal officer of the Company under Section 1202(b) of the New York Insurance Law) and for the shareholders to remove officers they have elected. The Board retains the authority to appoint, and remove officers it has appointed, that the Charter and By-Laws previously gave it.

The Charter now includes an updated definition of life insurance consistent with the current statutory definition and requires Superintendent consent for the issuance of any additional shares of Company common stock. The Charter did not previously require such consent.

The By-Laws now provide for the Board to determine which director will preside at Board meetings and which officer shall be the Chief Executive Officer, rather to determine these roles from among the officer directors. The By-Laws also now provide, with respect to acts or omissions on or after February 25, 2014, for a limited indemnity of directors of the Company who are not employees of the Company or its affiliates. The By-laws previously provided for a limited indemnity for all directors and officers of the Company.

The foregoing description of the Charter and By-Laws is not complete and is qualified in its entirety by reference to the Charter and By-Laws, which are filed as exhibit hereto in redline form showing the amendments described above and in unmarked form, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

3.1	Amended and Restated Charter of Metropolitan Life Insurance Company, effective May 16, 2016, redlined for amendments effective May 16, 2016.

3.2	Amended and Restated Charter of Metropolitan Life Insurance Company, effective May 16, 2016.

3.3	Amended and Restated By-Laws of Metropolitan Life Insurance Company, effective May 16, 2016, redlined for amendments effective May 16, 2016.

3.4	Amended and Restated By-Laws of Metropolitan Life Insurance Company, effective May 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: May 19, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

3.1	Amended and Restated Charter of Metropolitan Life Insurance Company, effective May 16, 2016, redlined for amendments effective May 16, 2016.

3.2	Amended and Restated Charter of Metropolitan Life Insurance Company, effective May 16, 2016.

3.3	Amended and Restated By-Laws of Metropolitan Life Insurance Company, effective May 16, 2016, redlined for amendments effective May 16, 2016.

3.4	Amended and Restated By-Laws of Metropolitan Life Insurance Company, effective May 16, 2016.

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